UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 4, 2017

Emerald Medical Applications Corp.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

7 Imber Street, Petach Tikva, Israel	4951141
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 3-744-4505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2017, the Board of Directors of Emerald Medical Applications Corp. (the "Registrant") appointed Mr. Alimi Ahmed, who had been serving as a director of the Registrant since December 25, 2016, as its new Chairman of the Board of Directors, replacing Mr. Yair Fudim, who had served as Chairman since April 30, 2015. Mr. Fudim will continue to serve as a Director.

Alimi Ahmed, age 47, who has been a member of the Registrant's Board since December 30, 2016, services as the Registrant's new Chairman. Mr. Ahmed is highly-accomplished investor who has served in management of several early-stage medical companies, including his current position as Chairman and CEO of VaxilBio Ltd, an Israeli-based company founded by scientists from the Weizmann Institute, Israel's top research university, to provide new approaches to immunotherapy. Mr. Ahmed is also an investor in Therapix Biosciences Ltd ("Therapix Bio"). On March 21, 2017, the SEC declared Therapix Bio's registration statement on Form F-1 effective, successfully registering 2,000,000 American Depositary Shares, or ADSs, which are listed on the NASDAQ (NASDAQ: TRPX0 and on the Tel-Aviv Stock Exchange (TASE: THXBY), at the public offering price of $6.00 per ADS, which offering was underwritten by Laidlaw & Company (UK) Ltd.

Mrs. Adi Zamir, the Registrant's CEO, submitted a letter to the Board of Directors on March 26, 2017,announcing that pursuant to the terms of her employment agreement, she would resign as the Registrant's CEO effective on June 23, 2017 (the "Effective Date"). During the period from March 26, 2017 until the Effective Date, Mrs. Zamir stated that she will continue to serve as CEO and further stated that if the Registrant appoints a successor CEO prior to the Effective Date, Mrs. Zamir agreed to continue to servethe Registrant in a non-executive officer capacity until the Effective Date.

The Registrant's Board of Directors accepted the letter of resignation and is most appreciative of the professional services and diligence exhibited by Mrs. Zamir in the performance of her duties as CEO to date and through June 23, 2017. The letter of resignation dated March 26, 2017 is attached as an Exhibit 17.7 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.7	Letter of Resignation dated March 26, 2017 (effective June 23, 2017), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Alimi Ahmed Chairman Alimi Ahmed Date: April 7, 2017